Investor Presentation   As of June 30, 2020

2   Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including,   without limitation, future financial and operating results; costs and revenues; economic conditions generally and in our markets and among our customer base; the   challenges and uncertainties caused by the COVID-19 pandemic; the measures we have taken in response to the COVID-19 pandemic; our participation in the PPP   Loan program; loan demand; changes in the mix of our earning assets and our deposit and wholesale liabilities; net interest margin; yields on earning assets; interest   rates and yield curves (generally and those applicable to our assets and liabilities); credit quality, including loan performance, non-performing assets, provisions for   loan losses, charge-offs, other-than-temporary impairments and collateral values; market trends; rebranding and staff realignment costs and expected savings;   customer preferences; and anticipated closures of banking centers in Florida and Texas, as well as statements with respect to our objectives, expectations and intentions   and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You   can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,”   “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” and other similar words and expressions of the   future.   Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known   and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements,   or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking   statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements.   All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and   uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019, in our quarterly report on Form 10-Q for the   fiscal quarter ended March 31, 2020 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website   www.sec.gov.   Interim Financial Information   Unaudited financial information as of and for interim periods, including as of and for the three and six month periods ended June 30, 2020 and 2019, may   not reflect our results of operations for our fiscal year ending, or financial condition as of December 31, 2020, or any other period of time or date.   Non-GAAP Financial Measures   The Company supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America   (“GAAP”) with non-GAAP financial measures, such as “adjusted noninterest income”, “adjusted noninterest expense”, “adjusted net income (loss)”, “operating income”,   “adjusted net income (loss) per share (basic and diluted)”, “adjusted return on assets (ROA)”, “adjusted return on equity (ROE)”, and other ratios. This supplemental   information is not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). The Company refers to these financial   measures and ratios as “non-GAAP financial measures” and they should not be considered in isolation or as a substitute for the GAAP measures presented herein.   We use certain non-GAAP financial measures, including those mentioned above, both to explain our results to shareholders and the investment community   and in the internal evaluation and management of our businesses. Our management believes that these non-GAAP financial measures and the information they provide   are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our past performance   and prospects for future performance, especially in light of the additional costs we have incurred in connection with the Company’s restructuring activities that began   in 2018 and continued into 2020, the one-time gain on sale of the vacant Beacon land in the fourth quarter of 2019, the Company’s increases of its allowance for loan   losses and net gains on sales of securities in the first and second quarters of 2020. While we believe that these non-GAAP financial measures are useful in evaluating   our performance, this information should be considered as supplemental and not as a substitute for or superior to the related financial information prepared in accordance   with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.   Important Notices and Disclaimers

3   Meant for You - Our mission, vision and values define our culture and guide our future   To be recognized as a trusted financial   advisor dedicated to building stronger   and deeper customer relationships in   the markets we serve, leading to the   company’s success   To provide our customers with the   financial products and services they   need to achieve their success and life   goals, with an inspired talented team,   and increase shareholder value   Values   • Focus on the Customer   • Innovative and Forward Thinking   • Sound Financial Management   • Doing What is Right   • Collaborative Thinking   • Developing Our People   • Strengthening Communities   Mission Vision   Who We Are

4   97.3%   2.7%   57.0%   43.0%   Domestic   • Largest community bank   headquartered in Florida   About Us   • 27 branches throughout South   Florida and Houston, with loan   production offices in New York, NY   and Dallas, TX (7)   • $6.02 billion   • $8.13 billion   • Coral Gables, FL   • 825 FTEs   • $1.7 billion under management/   custody   • Founded in 1979   • Acquired in 1987 by MSF (1)   • 80.1% spin-off in Aug. 2018   • Completed IPO in Dec. 2018   • Rebranded as Amerant in June 2019   • MSF no longer has stake in the   Company   Footprint   Assets   Headquarters   Employees   Loans Deposits   Geographic Mix   Financial Highlights   AUM   (1) Mercantil Servicios Financieros, C.A. (“MSF”), the Company's former parent company   (2) Reflects special one-time dividend of $40.0 million paid on March 13, 2018 to MSF in connection with the spin-off   (3) See Appendix 2 ”Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their   GAAP counterparts. There were no non-GAAP adjustments in 2015 and 2016   (4) Efficiency ratio and adjusted efficiency ratio are the result of noninterest expense and adjusted noninterest expense, respectively   divided by the sum of noninterest income and net interest income   (5) Non-performing assets include all accruing loans past due 90 days or more, all nonaccrual loans, restructured loans that are   considered “troubled debt restructurings” or “TDRs”, and OREO properties acquired through or in lieu of foreclosure   (6) Calculated based upon the average daily balance of outstanding loan principal balance net of deferred loan fees and costs,   excluding the allowance for loan losses   (7) The Company is in the process of closing one banking center in Florida, and another in Texas, expected completion in Q3 2020   Market Share   History   Deposits   June 30, 2020   (in millions, except per share data   and percentages) 2015 2016 2017 2018 2019 2Q20 YTD   Balance Sheet   Assets $ 8,163 $ 8,434 $ 8,437 $ 8,124 $ 7,985 $ 8,131   Loans 5,623 5,765 6,066 5,920 5,744 5,872   Deposits 6,520 6,577 6,323 6,033 5,757 6,025   Tangible Common Equity (2)(3) 661 683 732 726 813 809   Income Statement   Net Income (Loss) $ 15.0 $ 23.6 $ 43.1 $ 45.8 $ 51.3 $ (11.9)   Adjusted Net Income (Loss) (3) $ 15.0 $ 23.6 $ 48.4 $ 57.9 $ 53.1 $ (10.6)   Operating income (3) $ 33.7 $ 54.9 $ 72.0 $ 56.9 $ 63.5 $ 38.3   Net Income (Loss) per Share - Basic $ 0.35 $ 0.55 $ 1.01 $ 1.08 $ 1.21 $ (0.28)   Adjusted Net Income (Loss) per   Share - Basic (3) $ 0.35 $ 0.55 $ 1.14 $ 1.36 $ 1.25 $ (0.25)   ROA 0.19% 0.29% 0.51% 0.55% 0.65% (0.30)%   Adjusted ROA (3) 0.19% 0.29% 0.57% 0.69% 0.67% (0.26)%   ROE 2.14% 3.29% 5.62% 6.29% 6.43% (2.82)%   Adjusted ROE (3) 2.14% 3.29% 6.32% 7.95% 6.66% (2.51)%   Efficiency Ratio (4) 84.7% 78.0% 73.8% 78.8% 77.5% 59.5 %   Adjusted Efficiency Ratio (3)(4) 84.7% 78.0% 74.8% 74.0% 76.4% 58.3 %   Capital   Tier 1 Common Ratio 10.1% 10.3% 10.7% 11.1% 12.6% 12.1 %   Tier 1 Capital Ratio 11.8% 11.9% 12.3% 12.7% 13.9% 13.1 %   Total Risk-based Capital 12.9% 13.1% 13.3% 13.5% 14.8% 14.3 %   Tangible Common Equity Ratio 8.1% 8.1% 8.7% 9.0% 10.2% 10.0 %   Stockholders' book value per   common share   $ 16.06 $ 16.59 $ 17.73 $ 17.31 $ 19.35 $ 19.69   Tangible Book Value per Common   Share (3) $ 15.56 $ 16.08 $ 17.23 $ 16.82   (2) $ 18.84 $ 19.18   Credit   Non-performing Assets (5) / Assets 0.95% 0.85% 0.32% 0.22% 0.41% 0.95 %   Net charge offs (Recoveries) /   Average Total Loans (6) (0.01)% 0.32% 0.11% 0.18% 0.11% 0.11%   § § International

5   Established   Franchise in   Attractive   Markets   Pathway to   Strong   Profitability   Significant Fee   Income   Platform   Well-Positioned   Loan   Portfolio   Strong and   Diverse Deposit   Base   Investment Opportunity Highlights   • Long history with   strong reputation   and deep client   relationships   • Presence in high-   growth markets of   Florida, Texas, and   New York   • Seasoned   management team   and board with long   tenure   • Largest community   bank headquartered   in Florida (1) and   one of the leading   banks serving the   Hispanic community   in the markets we   serve   • Combination of   domestic and low-   cost international   deposits   • Growing customer   deposit base   (approximately 12%   CAGR since 2015)   • Low-cost   international   customer deposit are   a strategic   advantage (0.39%   average cost in the   first half of 2020)   • Retaining   international   deposits by adding   new and revamped   product bundles and   services, and   improved customer   journey   • Loan book well-   diversified across   various asset   classes and markets   • Outstanding credit   performance due to   disciplined   underwriting culture   • High level of   relationship lending   • Strong risk   management to   allow adjustments   based on market   conditions   • Wealth   management and   brokerage platform   with accompanying   trust and private   banking capabilities   • Approximately   20.3% noninterest   income/total   operating revenue   (2) in the six months   ended June 30,   2020 (3)   • Adaptive product   lineup to increase   fee income   • Dynamic initiatives   to improve ROA/   ROE through   efficiency, fee   income, and other   levers   • Proactive strategy   to enhance financial   performance as part   of a multi-year shift   towards increasing   core domestic   growth and   profitability   • Ongoing digital   transformation to   adapt to a new   competitive   environment   (1) Community banks include those with less than $10 billion in assets. Source: S&P Market Intelligence   (2) Operating revenue is the result of net interest income before provision for loan losses plus noninterest income. Noninterest income excludes all securities gains and losses ($17.4 million net   gain in the first half of 2020)   (3) See Appendix 2 ”Non-GAAP Financial Measures Reconciliations" for a reconciliation of this non-GAAP financial measures to its GAAP counterpart

6   Frederick   Copeland   Chairman of the Board   78 years old   Millar   Wilson   Vice-Chairman & CEO   67 years old   Carlos   Iafigliola   Executive Vice President &   Chief Financial Officer   43 years old   Alfonso   Figueredo   President & Chief Operating   Officer   59 years old   Alberto   Capriles   Executive Vice President   & Chief Risk Officer   53 years old   Miguel   Palacios   Executive Vice President   & Chief Business Officer   51 years old   Experienced Management Team   • Executive Vice President and Chief Business Officer since February 2018   • All 27 years of banking experience spent with MSF / AMTB   • Domestic Personal and Commercial Manager from 2012 to 2018   • Special Assets Manager from 2009 to 2012   • Executive Vice President and Chief Risk Officer since 2015   • 24 years with MSF / AMTB   • Corporate Treasurer of MSF from 2008 to 2015   • Corporate Market Risk Manager of MSF from 1999 to 2008   • President and COO since February 2018   • 32 years with MSF / AMTB   • Executive Vice President of Operations and Administration of MSF from 2015 to 2018   • CFO of MSF from 2008 to 2015   • Chairman since January 2019   • Director of Company and Bank from 2007 to 2018   • Former President and CEO of Far East National Bank   • Former President and CEO of Aetna International, Inc.   • Former Chairman, President, and CEO of Fleet Bank, N.A. Connecticut   • Former President and CEO of Citibank Canada   • CEO since 2009, Vice-Chairman since 2013 and Director since 1987 of Company and Bank   • Spearheaded MSF's entry into the U.S. in 1983   • 42 years of experience with MSF/Amerant Bancorp ("AMTB"), including Executive Director of   International Business   • Director of the Federal Reserve Bank of Atlanta-Miami Branch from 2013 to 2018   • CFO since May 2020   • 22 years with MSF / AMTB   • Head of Treasury from 2015 to April 2020   • Asset & Liability Manager at AMTB from 2004 to 2015   • Served in Market Risk Management at MSF 1998 to 2004

7Value Proposition and Brand Attributes   By leveraging our experience and knowledge, we proactively   anticipate your financial needs based on where you are and   where you plan to go. We appreciate that everyone’s journey   and goals are different, and our commitment is to inspire you   and support you along the way.   We combine traditions and innovations to offer a diverse   portfolio of financial solutions to meet your evolving   preferences and priorities.   You have choices to create a relationship that is uniquely   yours and backed by a team of financial partners that share   your sense of community and a vision for what’s ahead.   Everything we do is designed with our stakeholders in mind   High Touch Service   • Dynamic   • Adaptable   • Attentive   • Diligent   • Responsive   • Innovative   Trustworthy   • Dependable   • Insightful   • Solid   • Transparent   • Reliable   Community Orientation   • Caring   • Responsible   • Committed   • Inspiring   • Purposeful   Meant for You

8Market Strategy   Our strategy is to operate and expand in high-growth, diverse economies where   we can build from our heritage serving the Hispanic community   Target markets have:   • Substantial domestic deposit growth   potential   • Diversified industries, requiring   high-quality loans(1)   • Population growth, and thus a   larger number of potential   customers   • Customers that require more than   one of our banking services   • Existing, significant Hispanic   communities that value our   bilingual employees and services   Our markets are diverse with growing demographics and industry   Miami-Dade MSA   • Major industry sectors are trade, tourism, services,   manufacturing, education, and real estate   • Unemployment rate of 13.6% as of May 2020   • Ranked #1 MSA for startup activity by the 2017   Kauffman Index among the 39 largest MSAs   Houston MSA   NYC MSA   • Major industry sectors of health care, retail, oil/gas,   travel, and services   • Unemployment rate of 13.9% as of May 2020   • Home to the world’s largest medical complex. Ranks   #2 in manufacturing GDP nationwide   • Major industry sectors of education, health care,   tourism, financial services, and professional /   business services   • Unemployment rate of 15.4% as of April 2020   • MSA has #1 GDP in the nation   (1) See "Supplemental Information COVID-19"   Sources: S&P Global Market Intelligence. US Bureau of Labor Statistics. Greater Houston Partnership (www.Houston.org). Business Facilities’ 2018 Metro Rankings Report. US Bureau of Economic Analysis.   Center for Governmental Research

9   Miami Houston U.S.   11.5%   2.8%   9.9%   Miami Houston U.S.   6.3%   7.5%   3.3%Texa   s(6)   Miami Houston U.S.   13.7%   21.1%   7.0%   June 30, 2019   Growing and Diverse Markets   (1) During 4Q19, the Bank opened two new branches: Miami Lakes, Miami-Dade County, FL (10/07/19), and Boca Raton, Palm Beach County, Fl (12/09/2019). On March 2nd, 2020, the Bank opened one branch in   Delray Beach, Palm Beach County, Fl. The COmpany is is the process of closing one banking center in Florida, and another in Texas, expected completion in 3Q 20   (2) Deposits amount does not reflect recently opened branches in the second half of 2019 and the first quarter of 2020   (3) Includes the Katy, TX branch. The city of Katy is in Harris, Fort Bend, and Waller Counties and the new facility serves nearby areas of these counties   (4) Our Sugar Land, TX branch also serves Fort Bend County and our Katy, TX branch lies adjacent to this market   (5) Community banks include those with less than $10 billion in asset   (6) In January 2019, the Bank opened a Loan Production in Dallas, Texas   Sources: Deposit data from FDIC as of June 30, 2019 (Bank-level). Market demographics, and county data and market share from S&P Global. Market Intelligence as of June 30, 2019   Amerant is growing in attractive markets and is the largest community bank in the Miami-Dade MSA (5)   Deposit Market Share (2) Market Demographics   Market Branches   Deposits   ($mm)   % of   AMTB   Market   Share %   Miami-Dade, FL 9 $4,793 81.6 3.6   Broward, FL 5 330 5.6 0.6   Palm Beach, FL 1 106 1.8 0.2   Florida 15 $5,228 89.0% 0.9%   Market Branches   Deposits   ($mm)   % of   AMTB   Market   Share %   Harris, TX(3) (4) 7 $573 9.8 0.3   Montgomery, TX 1 73 1.2 0.6   Texas 8 $645 11.0% 0.1%   Branch Footprint (1)   Florid   a   2010 – 2020 Est. Population Change   2020– 2025 Median Est. Household   Income Change   2020 – 2025 Est. Population Change   8 banking centers   19 banking centers   June 30, 2020

10   Value proposition “in development” and strong   reliance on “non-relationship” assets and liabilities   Depositor base comprised substantially of   individuals and corporations outside of the U.S.   Wide range of lending products with diverse   underwriting standards   A number of non-core products and services were   offered as a result of the relationship   with former parent   Part of a diverse international financial group, with   a sophisticated international customer base   Value proposition focused on expanding presence   within target U.S. communities and   strengthening relationships (share of wallet)   Double-digit growth of domestic deposits over   the last five years while continuing to benefit   from low cost international deposit base   Loan growth in a refined U.S. product suite and   tightened credit standards have led to much   improved credit performance(1)   No ongoing commercial or shared services   relationships with former parent   Focused on traditional community banking   business in the U.S. and an international   business to service valued relationships   Ongoing Business Transformation   Pivot from an internationally focused bank to a traditional community bank with a Latin American   heritage   From... To...   (1) See "Supplemental Information COVID-19"

11Summary of Our Strategic Plan   Building on our strengths to shape our future   Domestic focus   with an   International   Heritage   ▪ Grow U.S.   presence and   enhance market   share in existing   and adjacent   markets   ▪ Protect and serve   valuable   international   customer base   ▪ Enhance multi-   channel client   experience with   improved branch   experience   ▪ Replace low   yielding foreign   loans with higher   margin domestic   loans (completed   in 2019)   ▪ Exit higher-risk   and less attractive   businesses   ▪ Pursue targeted   lending   opportunities   within prudent   credit guidelines   ▪ Refined product   suite targeting   selected domestic   customers and   verticals/niches   ▪ Continue strong   domestic deposit   growth through a   high-touch,   needs-based   approach   ▪ Improve deposit   account   penetration of the   commercial   customer base   ▪ Enhance retail and   commercial sales   with consultative   sales approach   and improved   banking centers   ▪ Continued   strategic   expansion (e.g.   Dallas, Palm   Beach - completed   during the first   quarter of 2020)   ▪ Utilization of   Online CDs as a   channel to raise   out of footprint   deposits   ▪ Focus on   increased share of   wallet and non-   lending products   from existing   client base   ▪ Expand wealth   management   client acquisition   and cross-selling   opportunities   ▪ Improve cross-   selling initiatives,   including scalable   wealth   management   platform   ▪ Ongoing expense   rationalization and   efficiency   initiatives   ▪ Focus on   solidifying   presence in target   U.S. communities   ▪ Initiatives to   increase domestic   fee income   generation   Strong Credit   Culture(1)   Growth in Core,   Domestic   Deposits   Expanding   Business and   Geographic   Presence   Increased   Profitability   and Returns   Creating shareholder value through the implementation of a multi-dimensional strategic plan   (1) See "Supplemental Information COVID-19"

12   2015 2Q20 YTD (4)   84.7%   59.5%   2015 2Q20   2,030   3,433   2015 2Q20   1.36%   1.32%   2015 2Q20 YTD   2.26%   2.55%   # of FTEs:   1,007 825   Yield on Loans:   3.06% 4.04%   International Loans   as % of   Total Loans:   24.2% 2.7%   Domestic Deposits   as % of   Total Deposits:   31.1% 57.0%   Build on Improving Financial Performance   Domestic   Deposits   Non-performing   Loans (2)   / Total Loans   Net Interest   Margin (3)   Efficiency   Ratio (3)   4 bps decrease   Increased   Domestic   Deposits   Attractive Risk-   Adjusted Loan   Profile (1)   Higher Net   Interest   Margin   Rationalizing   Cost Structure   Multi-year shift towards increasing core domestic growth and profitability   12.4% CAGR 29 bps increase 2,521 bps decrease   (1) See "Supplemental Information COVID-19"   (2) Non-performing loans include all accruing loans past due by 90 days or more, all nonaccrual loans and restructured loans that are considered "troubled debt restructurings" or "TDRs"   (3) Balances annualized through June 30, 2020   (4) Includes effect of loan origination fee deferrals on PPP loans funded in 2Q 20   ($ in millions)

13Deep Culture of Enterprise Risk Management   • Own and manage their   risks   • Identify, measure,   monitor, report, analyze,   and mitigate risks   • Internal controls   • Strong culture of   compliance with BSA/   AML and all regulatory   standards   • Comprehensive daily   OFAC screening of all   clients and   counterparties   Front Line Units1   Three Lines of Defense   • Independent from front   line units   • Direct access to the   Board   • Sophisticated and   specialized: Credit Risk,   Operational Risk,   Information Security,   Market Risk & Analytics,   BSA, and Compliance   • Comprehensive and   robust BSA/AML program   with extensive experience   and resources   • Proprietary BSA/AML   monitoring and risk rating   programs   Risk Management2   • Direct report to the   Board   • Independent   • Experience risk-based   approach   Internal Audit3   ü Risk Culture ü Risk Appetite ü Strategic Planningü Enterprise-Wide Risk Governance   Board of Directors   Senior Management

14   U.S. Gov't   sponsored   enterprises   54.7%   U.S. Gov't agency   15.3%   Municipals 4.4%   Corporate debt 25.4%   US treasury 0.2%   1,750   1,500   1,250   2Q19 1Q20 2Q20   $1,477.4   $1,601.3   $1,519.8   $81.2   $70.3   $65.6$23.8   $24.2   $24.4   82.1%   17.9%   Investment Portfolio   Investment Securities Balances and Yields (1)   Available for Sale (AFS) Held to Maturity (HTM)   Highlights   Investments Securities Fixed vs. Floating   83.1%   16.9%   Jun. 2019 Jun. 2020   Floating rateFixed rate   Available for Sale Securities by Type   June 30, 2020   3.1 yrs   Effective   Duration   2.6 yrs   Effective   Duration   ($ in millions)   Marketable Equity Securities (2)   (1) Excludes Federal Reserve Bank and FHLB stock   (2) The Company adopted ASU 2016-01 on December 31, 2019. Marketable Equity Securities shown for prior   quarters only for comparative purposes   • Effective duration of 2.6 years as expected prepayment   speeds stabilized in the mortgage securities portfolio   • Floating portion of the portfolio at 16.9% of the total   portfolio   • Continued purchasing higher-yielding corporate debt,   primarily in the subordinated FI sector, while maintaining   portfolio duration

15   Domestic International   Strategic Shift in Loan Mix Yielding Benefits   Highlights   • Continued focus on domestic lending activities. Domestic loan   CAGR of 6.7% since 2015   • Average loan yields have increased from 3.06% in 2015 to   4.04% in the first half of 2020   • Diversified portfolio - highest sector concentration, other than   real estate, at 11% of total loans (1)   • 76% of total loans secured by real estate (1)   • Planned reduction of foreign financial institution (FI) and non-   relationship SNC loans (C&I) was completed during 2019   Targeted reduction in international loan portfolio, coupled with growth in domestic C&I, CRE, and   residential mortgages, has resulted in a better risk-adjusted loan book   Loan Portfolio Loan Mix by Geography   June 30, 2020 December 31, 2015 June 30, 2020   75.8%   24.2%   97.3%2.7%   § §   Total: $5.9 billion   C&I 21.2%   1-4   Family   10.1%   Financial Institutions &   Acceptances 0.3%   Consumer 2.2%   CRE 50.2%   Owner   Occupied   CRE 16.0%   (1) See "Supplemental Information COVID-19"

16   Balanced CRE Loan Portfolio   CRE Portfolio CRE Loan Mix by Primary Market Area(1)   Highlights (2)   • Well diversified among geographies and property types,   with construction representing less than 10%   • Conservative weighted average LTV 61% and DSC 1.7x   • Strong sponsorship profile   • No significant tenant concentration in CRE retail loan   portfolio, where the top 15 tenants represent 39% of the   total. Major tenants include recognized national food and   health retailers   Total: $2.9 billion   Our CRE loan portfolio is highly diversified across geographies and industry segments   (1) Primary market areas are Miami-Dade, Broward, and Palm Beach counties; Dallas and the Greater Houston market area; and the New York City area, including all five boroughs   (2) See "Supplemental Information COVID-19"   June 30, 2020   Retail   37.9%   Hospitality   6.5%   Multifamily   27.9%   Land+   Construction   9.7%   Office   15.1%   Industrial +   Warehouse   3.0%   June 30, 2020   Other FL,   TX, and NY/   NJ 7.9%   Miami-Dade,   Broward, and   Palm Beach   counties   53.4%   Greater   Houston   15.1%   New York   City area   23.6%

17   0.35%   0.15%   -0.05%   2015 2016 2017 2018 2019 2Q20 YTD   0.05%   1.50%   1.00%   0.50%   0.00%   2015 2016 2017 2018 2019 2Q20   1.09%   1.50%   1.00%   0.50%   0.00%   2015 2016 2017 2018 2019 2Q20   US Peer Median(5)Amerant   Disciplined Credit Culture   Net Charge-Offs / Average Total Loans (2)   Robust Underwriting Standards Non-performing Assets(3) / Total Assets   Allowance for Loan Losses / Total Loans(4)   • Credit quality remains sound and reserve coverage is strong   • As of June 30, 2020, provision for loan losses of $48.6 million to account for   estimated portfolio deterioration due to COVID-19, and specific reserves   associated with one large loan relationship; will continue to reassess provisions as   conditions evolve   • The increase in charge-offs was due to: (1) Several international commercial   credits (2016); (2) One isolated CRE loan (1) (2018); and (3) Approx 60% of   charge-offs was due to the planned discontinuation of the credit card products ;   otherwise Net Charge-offs / Avg Loans was 0.02% (2019)   • The increase in Non-performing assets was mainly due to: (1) $11.9 million   multiple loan relationship to a South Florida borrower in the food wholesale   industry secured with a combination of real estate, receivables and inventory and   with an allocated 30% in specific reserves (2019); and (2) $39.8 million related to   one Miami based U.S. coffee trader (2Q 20)   (1) During the fourth quarter of 2018, the Company sold and charged-off $5.8 million of a Houston CRE loan that originated in 2007, which had been restructured. This resulted in Net Charges Off / Average Total Loans   of 0.18% for 2018   (2) Calculated based upon the average daily balance of outstanding loan principal balance net of deferred loan fees and costs, excluding the allowance for loan losses   (3) Non-performing assets include all accruing loans past due 90 days or more, all nonaccrual loans, restructured loans that are considered “troubled debt restructurings” or “TDRs”, and OREO properties acquired through   or in lieu of foreclosure   (4) Outstanding loans are net of unamortized deferred loan origination fees and costs. 2015 and 2017 include loans held for sale of $9.7 million and $5.6 million, respectively. There were no loans held for sale at any of   the other dates presented   (5) Peers are BRKL, CADE, CSFL, CNOB, DCOM, FFIC, HOMB, INDB, IBTX, IBOC, LBAI, SBCF, TOWN, TRMK. Source: S&P Global Market Intelligence. Peer group updated in 1Q20   Prudent underwriting across portfolios has translated into exceptional credit performance   0.95%   2.04%   0.11%      0.55%

18   2015 2016 2017 2018 2019 2Q20   $2,030   $2,484   $2,823 $3,001   $3,122   $3,433   2015 2016 2017 2018 2019 2Q20   $4,490   $4,093   $3,500   $3,031 $2,635 $2,592   Highly Attractive Deposit Franchise   Highlights Deposit Mix (1)   Domestic DepositsInternational Deposits   • Focus on developing domestic relationships as opposed   to rate sensitive, non-relationship time deposits   • Experienced 12% CAGR in domestic deposits as a result   of increased cross-selling efforts   • Protect and grow low cost deposits.   ($ in millions) ($ in millions)   Total Deposits:   $6.0 billion   Strategic focus on maintaining international deposits while steadily growing domestic deposit base   (1) Based on Bank’s June 30, 2020 call report   ~12% CAG   R   ~11% Compounded Annual Decline Rat   e   June 30, 2020 Jumbo   Time,   13.0%   NIB   Demand,   15.9%   IB   Demand,   19.7%   MMDA &   Savings,   24.0%   Retail   Time,   27.5%   68.9% 43.0% 31.1% 57.0% % of TotalDeposits

19Wholesale Funding   • Completed $60.0 million offering of 5.75% Senior Notes as a new source of funding during COVID-19 pandemic   • Modified maturities on $420.0 million fixed-rate FHLB advances resulting in 26 bps of annual savings for this portfolio and representing   $2.4 million cost savings for the rest of 2020   • Will continue to actively manage professional funding to leverage opportunities in the wholesale market to drive down funding costs   (1) As of June 30, 2020, there were no Other Borrowings outstanding.   Advances from the Federal Home Loan Bank, Senior   Notes and Other Borrowings (1)   ($ in millions)   FHLB advances, Senior Notes and Other   Borrowings (1) by Maturity   June 30, 2020   Highlights   2022   4.5%   2023 and   after 95.5%   (1) 2Q20 and 1Q20 include $530 million in callable advances with fixed interest rates   ranging from 0.62% to 0.97%   (2) Includes senior notes issued in 2Q20 totaling $58.4 million (interest rate - 5.75%)   Year of   Maturity Interest Rate 2Q19 1Q20 2Q20   2019 1.80% to 3.86% $ 350 $ — $ —   2020 0.44% to 2.63% 325 215 —   2021 1.75% to 3.08% 240 210 —   2022 0.65% to 2.80% 120 170 50   2023 and   after 0.62% to 5.75% 90 670 1,058 (1) (2)   Total $ 1,125 $ 1,265 $ 1,108   Weighted Average Interest   Rate for Period 2.43% 1.43% 1.45%

20   190   170   150   -50 bps -25 bps BASE +25 bps +50 bps   $173 $175   $178 $182   $185   2015 2016 2017 2018 2019 2Q20 YTD   1.50%   0.97%   0.68%   0.54% 0.47% 0.50%   Interest Income and Margin Trends   Impact on NII from Interest Rate Change (2)   ($ in Millions and percentages)• In 2Q20 proactive steps to protect NIM:   – Higher loan volumes resulting from PPP program   – Strategic deposit rate cuts   – Continued retention efforts resulting in lower international deposit decay   – Leveraged opportunities for higher-yield investments including $53.0   million of higher yielding corporate debt, helping to contain the impact of   lower rates on total income from interest-earning assets   – Continued focusing on relationship accounts to enhance demand deposit   account (DDA) balances and online CDs as a lower cost alternative to   brokered deposits   – Modified maturities on $420.0 million fixed-rate FHLB advances, resulting   in 26 bps of annual savings and $2.4 million of savings for the remainder   of 2020   • The Company continues to be asset sensitive as over half of loans have   floating rate structures or mature within a year   Highlights   Loan Yield Gap (1) Net Interest Margin (1)   Yield gap between Amerant and peers has narrowed by   96 bps   (1) Peers are BRKL, CADE, CSFL, CNOB, DCOM, FFIC, HOMB, INDB, IBTX, IBOC, LBAI, SBCF, TOWN, TRMK, when data is available in source. Source: S&P Global Market Intelligence. Peer group updated in   1Q20   (2) Assumes a static balance sheet and instantaneous and parallel interest rate shocks to the yield curve   Continued improvement in Loan Yields and NIM   Amerant Peer Median   -2.5%   -1.9%   0.0%   2.5%   4.1%   Net Interest Income Change from base   (As of June 30, 2020)   2015 2016 2017 2018 2019 2Q20 YTD   2.26%   2.48% 2.63%   2.78% 2.85%   2.55%   3.50%   3.69% 3.65%   3.95% 3.77%   3.37%

21   • Brokerage Services   • Investment   Advisory Services   • Estate Planning   • Asset Protection   • Escrow Services   escrow   Wealth Management Franchise Expansion -   Key Component of Noninterest Income   Highlights   • In 4Q19, acquired Grand Cayman-based trust company subsidiary, Elant   Bank & Trust Ltd. $195 million in AUM acquired   • $1.72 billion in assets under management/custody   • Continue focus on domestic market to expand our footprint   • Deposit and service fees also contribute significant portion to noninterest   income   • Brokerage and advisory fees continue to increase due to improved   allocation of assets under management into advisory services and higher   volume of customer trading activity, supported by online platform   2020 YTD Noninterest Income MixWealth Management Platform   Noninterest Income as a % of Operating   Revenue (1)(2)(3)   Amerant Investments   Total: $41.7 million   (1) Peers are BRKL, CADE, CSFL, CNOB, DCOM, FFIC, HOMB, INDB, IBTX, IBOC, LBAI, SBCF, TOWN, TRMK. Source: S&P Global Market Intelligence and is adjusted to exclude all securities gains and losses.   Peer group updated in 1Q20   (2) Operating revenue is the result of net interest income before provision for loan losses plus noninterest income. Noninterest income excludes net securities gains of $17.4 million in 2Q20 YTD. Years 2019,   2018, 2017, 2016 and 2015 exclude net securities gains and (losses) of $2.6 million, $(1.0) million, $(1.6) million, $1.0 million and $1.1 million, respectively. Years 2019 and 2017, also exclude $2.8   million gain on sale of vacant Beacon land and $10.5 million gain on sale of the NY building, respectively.   (3) 2Q20 YTD includes $2.4 million fee income from derivative transactions sold to customers   Amerant Trust   Expansion of fee income capabilities a key focal point and growth lever   Amerant Peer Median   Deposits and service   fees   18.6%   Brokerage,advisory,   and fiduciary   activities   20.3%   Other non-   interest income   61.1%   2015 2016 2017 2018 2019 2Q20 YTD   23.8% 24.2% 23.0%   20.0% 19.5% 20.3%   17.4%   26.6%   23.8%   21.2%   15.8% 15.3%

22   2015 2016 2017 2018 2019 2Q20 YTD   84.7%   78.0%   73.8%   78.8% 77.5%   59.5%   2015 2016 2017 2018 2019 2Q20 YTD   2.26%   2.48%   2.63%   2.78%   2.85%   2.55%   Increasing Operating Efficiency   Cost Initiatives   (1) Balances annualized through June 30, 2020   (2) Includes loans, securities available for sale and held to maturity, deposits with banks and other financial assets, which yield interests or similar income    (3) As of June 30, 2020   Efficiency Ratio (1)   Rationalization   of Business Lines   Head Count   Reduction   Space   Efficiencies   Simplification of business model and new technology initiatives will allow for a significant reduction in   headcount and further improvement in the efficiency ratio   Net Interest Income as a % of Average   Earnings Assets (2)   • Simplification of business model   and product offerings following   spin-off   • Deemphasized international   business resulting in less   complexity and reduced costs   • Investments in technology are   expected to generate efficiencies   • FTEs down 14, or 1.7% since June   2019 (3)   • Reduction and reorganization of   existing office space to increase   the amount available for lease to   third parties   • Branch of the future model is   smaller and optimizes customer   interaction

23Drivers for Improvement   Multi-year shift towards increasing core domestic growth and profitability   1   Technology, Operating Model and Expense Saving Initiatives   Continue to rationalize expenses and improve scalable platform, while investing in digital transformation to   drive great customer experience and increase future profitability   2   Changing Business Mix   Redeploy lower yielding loans into higher yielding domestic C&I, CRE, and residential loans   3   Interest Expense   In early April, modified maturities on $420.0 million fixed-rate FHLB advances, resulting in 26 bps of annual   savings and $2.4 million of savings for the remainder of 2020      Fee Income Growth   Improve fee income from treasury management products, commercial loans, leveraged wealth management   platform, and greater share of wallet strategies   4

24   Investment Highlights   Focus on driving profitable growth and shareholder value   Top-shelf risk management culture stemming from having been part of large,   multi-national organization   Diversification of revenue from a greater share of wallet strategy and an   attractive wealth management platform that is being emphasized and cross-   sold to domestic customers   Low cost deposits from international customers who view U.S. as a safe   haven for their savings   Focus on expanding domestic deposit base throughout our high growth U.S.   markets   Strong asset quality and domestic loan growth   Substantial and continuing insider ownership, approximately 30%   Embarked on digital transformation to adapt to a new competitive   environment and drive future profitability

Supplemental Information   COVID-19 Update

26   Business Update Related to COVID-19   • Amerant’s Business Continuity Plan (“BCP”), activated on March 16, 2020, successfully supports approximately   86% of employees with remote work capabilities   • Phased opening approach started June 3rd to re-introduce employees back to the workplace on a voluntary and   capped basis based on roles and responsibilities and includes safety protocols per CDC guidelines, placing   rotating schedules to minimize risk of contagion   • Banking centers returned to regular business hours, following strict CDC protocols   • As of June 30, 2020, loans outstanding, which had been modified, totaled $1,128MM or 19% of total loans. As   of June 30, 2020, we still had $608.5MM, or 10% of total loans, under forbearance   • Modified loans totaling $164.9 million had scheduled payments due. Collected payments due on $136.9 million   of these loans. The remaining modified loans totaling $354.6 million have payments due by July 31, 2020. The   remaining balance of modified loans is comprised of:   ◦ 64% in Florida, 21% in Texas and 15% in New York   ◦ 34% 90-day int. only, 61% 90-day no payments, 4% 180-day int. only   ◦ 81% of CRE relief requests tied to hotel and retail loans   ◦ 98% of total requests are loans secured with RE collateral   ◦ CRE requests as % of their respective portfolio: Hotel 55%, Industrial 20%, Retail 15%, Office 8% and   Multifamily 2.2%   • Approvals Received: over 2,000 loans totaling $218.6 million   • Average loan size: over 90% of these loans were under $350,000 each   Business   Continuity Plan 1   Relief Requests   Summary 1   PPP Requests   Summary   Credit Quality   • Proactive and careful monitoring of credit quality practices, including examining and responding to patterns   or trends that may arise across certain industries or regions. Tightening of underwriting standards while   continuing to do business, enhancing the monitoring of the entire loan portfolio   • Ongoing review of credit exposures by industry and geography to identify loans susceptible to increased   credit risk in light of the COVID-19 pandemic   1 As of July 17, 2020 unless specified otherwise   Implemented remote-work arrangements across the organization, with 86% of our employees with remote work capabilities

27   Loan portfolio by industry   • Diversified portfolio - highest   sector concentration, other   than real estate, at 11% of   total loans   • 76% of total loans secured by   real estate   • Main concentrations:   ◦ CRE or Commercial   Real Estate   ◦ Wholesale - Food   ◦ Retail - Gas stations   ◦ Services - Healthcare,   Repair and   Maintenance    Highlights   (1) Consists mainly of finance facilities granted to non-bank financial companies.   (2) Comprised mostly of construction and real estate related services and equipment rental and leasing activities   (3) Food wholesalers represented approximately 45%   (4) Gasoline stations represented approximately 58%   (5) Healthcare represented approximately 57%   (6) Other repair and maintenance services represented 52%   (7) Primarily residential, consumer loans, and cash secured loans and loans belonging to industrial sectors not included in the above sectors, which do not individually represent more than 1 percent of the total loans   portfolio   (8) Not all unfunded commitments are unilaterally available to borrowers. For example, certain revolving loans and asset based lending loans require borrowers provide additional collateral to access the full amount   of the commitment   ($ in millions)   Real   Estate   Non-   Real   Estate Total   % Total   Loans   Unfunded   Commitments(8)   Financial Sector (1) $ 5 $ 74 $ 79 1.3% $ 17   Construction and Real Estate & Leasing:   Commercial real estate loans 2,949 — 2,949 50.2% 213   Other real estate related services and equipment leasing (2) 41 82 123 2.1% 22   Total construction and real estate & leasing 2,990 82 3,072 52.3% 235   Manufacturing:   Foodstuffs, Apparel 74 29 103 1.8% 10   Metals, Computer, Transportation and Other 14 102 116 2.0% 21   Chemicals, Oil, Plastics, Cement and Wood/Paper 25 14 39 0.7% 13   Total Manufacturing 113 145 258 4.5% 44   Wholesale (3) 166 504 670 11.4% 163   Retail Trade (4) 271 152 423 7.2% 37   Services:   Communication, Transportation, Health and Other (5) 237 172 409 7.0% 31   Accommodation, Restaurants, Entertainment and other   services (6) 100 70 170 2.9% 24   Electricity, Gas, Water, Supply and Sewage Services 6 22 28 0.5% 4   Total Services 343 264 607 10.4% 59   Primary Products:   Agriculture, Livestock, Fishing and Forestry — — — —% —   Mining — 4 4 0.1% —   Total Primary Products — 4 4 0.1% —   Other Loans (7) 591 167 758 12.8% 209   Total Loans $ 4,479 $ 1,392 $ 5,871 100.0% $ 764   (As of 06/30//2020)

28Industries with escalated monitoring   CRE Hotels (As of 06/30/2020)   • CRE Hotel portfolio is limited to 27 properties majority in popular travel destinations such as Miami Beach (#9 / $99 MM) and New   York (#2 / $55 MM)   • Three hotel construction loans to borrowers who are experienced hotel operators within their markets with significant equity and   resources as well as previous construction track record with the Bank   • To date, hotel construction projects continue on budget and without significant delays   Highlights   Full   Service   38%   Limited   Service   33%   Boutique   29%   Hotels   15%   29%   38%   5%   12%   50%   40%   30%   20%   10%   0%   50% or   less   50-60% 60-70% 70-80% 80% or   more   Hotels - LTV   Total: $263 million   Loan Portfolio Percentage: 4.5%

29   9%   21%   45%   22%   3%   Industries with escalated monitoring   CRE Retail (As of 06/30/2020)   • Florida and Texas are focused on neighborhood shopping centers or service centers with basic needs related anchor stores, as well   as the retail corridor in Miami Beach   • New York is focused on high traffic retail corridors with proximity to public transportation services   Highlights   CRE Retail(1)   60%   50%   40%   30%   20%   10%   0%   50%   or less   50-60% 60-70% 70-80% 80% or   more   Retail - LTV   Neighbor   hood   Center   20%   Single   Tenant   25%   Strip/   Convenience   30%   Community   Center   14%   Theme/Festival Center   11%   Food and   Health   Retail   38%   Clothing   36%   Banking   8%   Restaurant   5%   Education   9%   Groceries   4%   CRE Retail - Single   Tenant(1)   (1) CRE retail loans above $5 million   Total: $1.1 billion   Loan Portfolio Percentage: 19.2%   Total: $202 million   Loan Portfolio Percentage: 3.4%

Appendices

31   Appendix 1   Summary Financial Statements   (1) As of June 30, 2020 and December 31, 2019, the balance of securities includes only held to maturity, available for sale and equity securities with readily determinable fair   value not held for trading. For all other periods shown, the balance of securities includes only held to maturity and available for sale.I n 2019, the Company adopted ASU   2016-01, as a result, mutual funds previously classified as available for sale were reclassified as equity securities with readily determinable fair value not held for trading. FHLB   and FRB stock are included in "Other Assets".   (2) The balance of Senior Notes are presented net of direct issuance cost which is deferred and amortized over 5 years.   December 31, June 30,   (in millions) 2015 2016 2017 2018 2019 2020   Assets   Cash and cash equivalents $138.3 $135.0 $153.4 $85.7 $121.3 $217.3   Total Securities (1) 2,055.6 2,123.2 1,777.0 1,671.2 1,666.5 1,609.8   Loans Held for Sale (HFS) 9.7 — 5.6 — — —   Loans, Gross (Excl HFS) 5,623.2 5,764.8 6,066.2 5,920.2 5,744.3 5,872.3   Allowance for Loan Losses 77.0 81.8 72.0 61.8 52.2 119.7   Loans, net (Excl HFS) 5,546.2 5,683.0 5,994.2 5,858.4 5,692.1 5,752.6   Premises & Equipment, net 150.2 148.7 129.4 123.5 128.8 128.3   Goodwill 19.2 19.2 19.2 19.2 19.5 19.5   Bank Owned Life Insurance 100.4 164.9 200.3 206.1 211.9 214.7   Other Assets 143.2 160.3 157.6 160.1 145.3 188.5   Total Assets $8,162.8 $8,434.3 $8,436.8 $8,124.3 $7,985.4 $8,130.7   Liabilities   Total Deposits $6,519.7 $6,577.4 $6,323.0 $6,032.7 $5,757.1 $6,024.7   Total Fed Funds & Repos 73.5 50.0 — — — —   Advances from the Federal Home Loan Bank and Other Borrowings 722.3 931.0 1,173.0 1,166.0 1,235.0 1,050.0   Senior notes (2) — — — — — 58.4   Junior Subordinated Debentures Held by Trust Subsidiaries 118.1 118.1 118.1 118.1 92.2 64.2   Accounts Payable, Accrued Liabilities and Other Liabilities 46.9 53.1 69.2 60.1 66.3 103.2   Total Liabilities $7,480.4 $7,729.6 $7,683.3 $7,376.9 $7,150.7 $7,300.5   Total Stockholders' Equity 682.4 704.7 753.5 747.4 834.7 830.2   Total Liabilities and Stockholders' Equity $8,162.8 $8,434.3 $8,436.8 $8,124.3 $7,985.4 $8,130.7

32   Appendix 1   Summary Financial Statements (cont’d)   Years ended December 31, Six monthsended   (in thousands) 2015 2016 2017 2018 2019 June 30, 2020   Total Interest Income $208,199 $238,827 $273,320 $309,358 $312,974 $135,482   Total Interest Expense 35,914 46,894 63,610 90,319 99,886 39,930   Net Interest Income $172,285 $191,933 $209,710 $219,039 $161,826 $95,552   Provision for (Reversal of) Loan Losses 11,220 22,110 (3,490) 375 (3,150) 70,620   Total Noninterest Income 54,756 62,270 71,485 53,875 57,110 41,663   Total Noninterest Expense 192,262 198,303 207,636 214,973 209,317 81,607   Income (Loss) before Income Tax 23,559 33,790 77,049 57,566 64,031 (15,012)   Income Tax (Expense) Benefit (8,514) (10,211) (33,992) (11,733) (12,697) 3,115   Net Income (Loss) $15,045 $23,579 $43,057 $45,833 $51,334 ($11,897)

33   Appendix 2   Non-GAAP Financial Measures Reconciliations   Explanation of Certain Non-GAAP Financial Measures   This Presentation contains certain adjusted financial information, and their effects on noninterest income, noninterest expense,   income taxes, net income, operating income, efficiency ratios, ROA and ROE and certain other financial ratios. These adjustments   include:   • the $2.8 million net gain on the sale of vacant Beacon land during the fourth quarter of 2019,   • the $10.5 million net gain on the sale of the Company’s New York City building during the third quarter of 2017,   • the $9.6 million expense in the fourth quarter of 2017 resulting from the 2017 Tax Act,   • spin-off expenses totaling $6.7 million in 2018, $5.2 million in 2017, beginning in the fourth quarter of 2017 and continuing   to the fourth quarter of 2018,   • the $6.4 million, $5.0 million and $1.7 million in restructuring expenses in 2018, 2019 and the first six months of 2020,   respectively, related to staff reduction costs, legal and strategic advisory costs, rebranding costs and digital transformation   costs,   • the securities gains of $17.4 million and $2.6 million in the first six months of 2020 and year ended 2019, respectively,   and securities losses of $1.0 million and $1.6 million in the years ended 2018 and 2017, respectively,   • the provision for loan losses of $70.6 million and $0.4 million in the first six months of 2020 and year ended 2018,   respectively, and reversal of loan losses of $3.2 million and $3.5 million in the years ended 2019 and 2017, respectively,   and   • the income tax expense benefit of $3.1 million in the first six months of 2020, and the income tax benefit of $12.7 million,   $11.7 million and $34.0 million in the years ended 2019, 2018 and 2017, respectively.   These as-adjusted measures are not in accordance with generally accepted accounting principles (“GAAP”). This Appendix 2 reconciles   these adjustments to reported results.   The Company uses certain non-GAAP financial measures, within the meaning of SEC Regulation G, which are included in this   Presentation to explain our results and which are used in our internal evaluation and management of the Company’s businesses.   The Company’s management believes these non-GAAP financial measures and the information they provide are useful to investors   since these measures permit investors to view the Company’s performance using the same tools that management uses to evaluate   the Company’s past performance and prospects for future performance. The Company believes these are especially useful in light   of the effects of our spin-off and related restructuring expenses, as well as the sale of vacant Beacon land in the fourth quarter of   2019, the sale of our New York City building in third quarter 2017, the charges to our deferred tax assets in fourth quarter 2017   resulting from the enactment of the 2017 Tax Act in December 2017, and other adjustments mentioned above. No adjustments   were made to the 2015 and 2016 financial information.

34Appendix 2   Non-GAAP Financial Measures Reconciliations (cont’d)     (in thousands) 2Q20 YTD 2019 2018 2017   Total noninterest income $ 41,663 $ 57,110 $ 53,875 $ 71,485   Less: gain on sale of vacant Beacon land — (2,795) — —   Less: gain on sale of New York building — — — (10,469)   Adjusted noninterest income $ 41,663 $ 54,315 $ 53,875 $ 61,016   Total noninterest expenses $ 81,607 $ 209,317 $ 214,973 $ 207,636   Less: Restructuring costs (1):   Staff reduction costs 414 1,471 4,709 —   Digital transformation expenses 1,258 — — —   Legal and strategy advisory costs — — 1,176 —   Rebranding costs — 3,575 400 —   Other costs — — 110 —   Total restructuring costs 1,672 5,046 6,395 —   Less Spin-off costs:   Legal fees — — $ 3,539 $ 2,000   Additional contribution to non-qualified deferred compensation plan on behalf of   participants to mitigate tax effects of unexpected early distribution due to spin-off   (2)   — — $ 1,200 —   Accounting and consulting fees — — $ 1,384 $ 2,400   Other expenses — — 544 845   Total Spin-off costs — — 6,667 5,245   Adjusted noninterest expense $ 79,935 $ 204,271 $ 201,911 $ 202,391

35   (in thousands) 2Q20 YTD 2019 2018 2017   Net (loss) income $ (11,897) $ 51,334 $ 45,833 $ 43,057   Plus after-tax restructuring costs:   Restructuring costs before income tax effect 1,672 5,046 6,395 —   Income tax effect (347) (1,001) (1,303) —   Total after-tax restructuring costs 1,325 4,045 5,092 —   Plus after-tax total Spin-off costs:   Total Spin-off costs before income tax effect — — 6,667 5,245   Income tax effect (3) — — 331 (2,314)   Total after-tax Spin-off costs — — 6,998 2,931   Less after-tax gain on sale of vacant Beacon land:   Gain on sale of vacant Beacon land before income tax effect — (2,795) — —   Income tax effect — 554 — —   Total after-tax gain on sale of vacant Beacon land — (2,241) — —   Less after-tax gain on sale of New York building:   Gain on sale of New York building before income tax effect — — — (10,469)   Income tax effect (4) — — — 3,320   Total after-tax gain on sale of New York building — — — (7,149)   Plus impact of lower rate under the 2017 Tax Act:   Remeasurement of net deferred tax assets, other than balances corresponding to   items in AOCI — — — 8,470   Remeasurement of net deferred tax assets corresponding to items in AOCI — — — 1,094   Total impact of lower rate under the 2017 Tax Act — — — 9,564   Adjusted net (loss) income $ (10,572) $ 53,138 $ 57,923 $ 48,403   Net (loss) income $ (11,897) $ 51,334 $ 45,833 $ 43,057   Plus: income tax (benefit) expense (3,115) 12,697 11,733 33,992   Plus: provision (reversal) for loan losses 70,620 (3,150) 375 (3,490)   Less: securities gains, net 17,357 2,605 (999) (1,601)   Operating income $ 38,251 $ 63,486 $ 56,942 $ 71,958   Appendix 2   Non-GAAP Financial Measures Reconciliations (cont’d)

36Appendix 2   Non-GAAP Financial Measures Reconciliations (cont’d)   2Q20 YTD 2019 2018 2017   Basic (loss) earnings per share $ (0.28) $ 1.21 $ 1.08 $ 1.01   Plus: after tax impact of restructuring costs 0.03 0.09 0.12 —   Plus: after tax impact of total spin-off costs — — 0.16 0.07   Plus: effect of lower rate under the 2017 Tax Act — — — 0.23   Less: after tax gain on sale of vacant Beacon land — (0.05) — —   Less: after-tax gain on sale of New York building — — — (0.17)   Total adjusted basic earnings (loss) per common share $ (0.25) $ 1.25 $ 1.36 $ 1.14   Diluted earnings per share (5) $ (0.28) $ 1.20 $ 1.08 $ 1.01   Plus: after tax impact of restructuring costs 0.03 0.09 0.12 —   Plus: after tax impact of total spin-off costs — — 0.16 0.07   Plus: effect of lower rate under the 2017 Tax Act — — — 0.23   Less: after tax gain on sale of vacant Beacon land — (0.05) — —   Less: after-tax gain on sale of New York building — — — (0.17)   Total adjusted diluted earnings per common share $ (0.25) $ 1.24 $ 1.36 $ 1.14   Net income / Average total assets (ROA) (0.30)% 0.65% 0.55% 0.51 %   Plus: after tax impact of restructuring costs 0.04% 0.05% 0.06% — %   Plus: after tax impact of total spin-off costs — % — % 0.08% 0.03 %   Plus: effect of lower rate under the 2017 Tax Act — % — % —% 0.11 %   Less: after tax gain on sale of vacant Beacon land — % (0.03)% —% 0.00 %   Less: after-tax gain on sale of New York building — % — % —% (0.08)%   Adjusted net (loss) income / Average total assets (Adjusted ROA) (0.26)% 0.67% 0.69% 0.57 %   Net income / Average stockholders' equity (ROE) (2.82)% 6.43% 6.29% 5.62 %   Plus: after tax impact of restructuring costs 0.31% 0.51% 0.70% — %   Plus: after tax impact of total spin-off costs — % — % 0.96% 0.38 %   Plus: effect of lower rate under the 2017 Tax Act — % — % —% 1.25 %   Less: after tax gain on sale of vacant Beacon land — % (0.28)% —% 0.00 %   Less: after-tax gain on sale of New York building — % — % —% (0.93)%   Adjusted net (loss) income / stockholders' equity (Adjusted ROE) (2.51)% 6.66% 7.95% 6.32%

37   Appendix 2   Non-GAAP Financial Measures Reconciliations (cont’d)   (in thousands, except per share data and percentages) 2Q20 YTD 2019 2018 2017   Efficiency ratio 59.47% 77.47% 78.77% 73.84 %   Less: impact of restructuring costs (1.21)% (1.89)% (2.34)% — %   Less: impact of total spin-off costs — % — % (2.44)% (1.86)%   Plus: gain on sale of vacant Beacon land — % 0.81% — % — %   Plus: gain on sale of New York building —% — % — % 2.78 %   Adjusted efficiency ratio 58.26% 76.39% 73.99% 74.76 %   Total noninterest income $ 41,663 $ 57,110 $ 53,875 $ 71,485   Less: securities gains, net 7,737 2,605 (999) (1,601)   Less: net gain on sale of properties — 2,795 — 10,469   Adjusted noninterest income for operating revenue $ 12,016 $ 51,710 $ 54,874 $ 62,617   Net interest income before provision 46,323 213,088 219,039 209,710   Operating revenue 58,339 264,798 273,913 272,327   Adjusted noninterest income as a % of operating revenue 20.6% 19.5% 20.0% 23.0 %   Tangible common equity ratio:   Stockholders' equity $ 830,198 $ 834,701 $ 747,418 $ 753,450   Less: Goodwill and other intangibles (21,653) (21,744) (21,042) (21,186)   Tangible common stockholders' equity $ 808,545 $ 812,957 $ 726,376 $ 732,264   Total assets 8,130,723 7,985,399 8,124,347 8,436,767   Less: Goodwill and other intangibles (21,653) (21,744) (21,042) (21,186)   Tangible assets $ 8,109,070 $ 7,963,655 $ 8,103,305 $ 8,415,581   Common shares outstanding 42,159 43,146 43,183 42,489   Tangible common equity ratio 9.97% 10.21% 8.96% 8.70 %   Stockholders' book value per common share $ 19.69 $ 19.35 $ 17.31 $ 17.73   Tangible stockholders' book value per common share $ 19.18 $ 18.84 $ 16.82 $ 17.23   (1) Expenses incurred for actions designed to implement the Company’s strategy as a new independent company. These actions include, but are not limited to, reductions in workforce, streamlining operational   processes, rolling out the Amerant brand, implementation of new technology system applications, enhanced sales tools and training, expanded product offerings and improved customer analytics to identify   opportunities.   (2) The spin-off caused an unexpected early distribution for U.S. federal income tax purposes from our deferred compensation plan. This distribution was taxable to plan participants as ordinary income during   2018. We partially compensated plan participants, in the aggregate amount of $1.2 million, for the higher tax expense they incurred as a result of the distribution increasing the plan participants' estimated   effective federal income tax rates by recording a contribution to the plan on behalf of its participants. The after tax net effect of this $1.2 million contribution for the period ended September 30, 2018, was   approximately $952,000. As a result of the early taxable distribution to plan participants, we expensed and deducted for federal income tax purposes, previously deferred compensation of approximately   $8.1 million, resulting in an estimated tax credit of $1.7 million, which exceeded the amount of the tax gross-up paid to plan participants.   (3) Calculated based upon the estimated annual effective tax rate for the periods, which excludes the tax effect of discrete items, and the amounts that resulted from the permanent difference between spin-off   costs that are non-deductible for Federal and state income tax purposes, and total spin-off costs recognized in the consolidated financial statements. The estimated annual effective rate applied for the   calculation differs from the reported effective tax rate since it is based on a different mix of statutory rates applicable to these expenses and to the rates applicable to the Company and its subsidiaries.   (4) Calculated based upon an estimated annual effective rate of 31.71%.   (5) As of June 30, 2020 and December 31, 2019, potential dilutive instruments consisted unvested shares of restricted stock and restricted stock units mainly related to the Company’s IPO in 2018, totaling   491,360 and 530,620, respectively. As of June 30, 2020, potential dilutive instruments were not included in the dilutive earnings per share computation because the Company reported a net loss and their   inclusion would have an antidilutive effect. As of December 31, 2019, potential dilutive instruments were included in the diluted earnings per share computation because, when the unamortized deferred   compensation cost related to these shares was divided by the average market price per share at those dates, fewer shares would have been purchased than restricted shares assumed issued. Therefore, at   that date, such awards resulted in higher diluted weighted averages shares outstanding than basic weighted average shares outstanding, and had a dilutive effect in per share earnings. We had no   outstanding dilutive instruments as of any period prior to December 2018.

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